UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): July 11, 2002

                            NEW CINEMA PARTNERS, INC.
             (Exact name of registrant as specified in its chapter)


       Nevada                             0-31315            87-0772357
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(State or other jurisdiction            (Commission         (IRS Employer
of incorporation)                       File Number)      Identification No.)





357 Bay St., Suite 404, Toronto, Ontario                       M5H 2T7
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 416-367-8273

          (Former name or former address, if changed since last report)



                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

As discussed in Item 2 below.

Item 2. Acquisition or Disposition of Assets.

As previously reported, the Company has entered into a Share Exchange Agreement (the "Agreement") dated May 27, 2002 with Witnet Co. Ltd. of South Korea ("Witnet"). Under the terms of the Agreement, the Company has agreed to issue 55,000,000 common shares (the "Purchase Shares") in its capital stock in consideration of the all of the issued and outstanding shares of Witnet. In connection with the acquisition of Witnet, the Company reports that it has received the unanimous written consent of the Directors of the Company and the
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written consent of shareholder of the Company holding at least a majority of the issued and outstanding voting securities of the Company. Witnet has advised the Company that Witnet has approved the transaction by the written consent of the Board of Directors of Witnet and Mun-Su Han, President and Chief Executive Officer of Witnet, has advised that the Company has acted on the authority of powers of attorney granted by the shareholders of Witnet In addition, the Company has approved the issuance of 10,000,000 common shares to a third party, Travellers International Inc., in exchange for the assignment of its right to
purchase   Witnet.   The  Company  has  received  the  consent  of  eleven  (11)
shareholders holding an aggregate of 18,046,285 common shares in the capital stock of the Company. The acquisition of Witnet was effected on June 28, 2002.

The Company will mail an Information Statement describing the transaction in detail to shareholders of the Company and the Company will file the Information Statement with the SEC. The Purchase Shares will be held in escrow during the requisite waiting period.

The Company's auditors will prepare audited financial statements, in accordance with U.S. GAAP based on the financial statements provided by Witnet. The Witnet financial statements have been prepared according to South Korean accounting practices and were audited by Arthur Andersen, Korea. The Company will file an amendment to this Form 8-K upon completion of the audited financial statements by the Company's auditors. Attached hereto as exhibit 99.1 is a letter from the Company's auditors summarizing the Witnet acquisition and the highlights of the Witnet financial statements, prior to conversion to U.S. GAAP.

The Company has agreed to change its name to `Witnet International Inc.' and to increase its authorized capital from 100,000,000 to 150,000,000 common shares. Witnet is a South Korean Software Development and System Integration company. The Company was formed in November 1999 and currently has 32 employees. Witnet specializes in products designed to allow the wireless control of Internet-controlled personal computers though Personal Digital Assistants.

Item 3. Bankruptcy or Receivership.

         N/A

Item 4. Changes in Registrant's Certifying Accountant.

         N/A

Item 5. Other Events and Regulation FD Disclosure.
         N/A

Item 6. Resignations of Registrant's Directors.

         N/A

Item 7. Financial Statements and Exhibits.
         Exhibit 99: Auditors letter dated July 10, 2002

Item 8. Change in Fiscal Year.

         N/A

Item 9. Regulation FD Disclosure.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW CINEMA PARTNERS, INC.
                                                  (Registrant)


Date: July 11, 2002                         /s/ Martin Lapedus
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                                                Martin Lapedus
                                                Acting President
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